EXHIBIT 10.7

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") dated as of June 14, 2013, is by and between PRINCIPAL SOLAR, INC. a Delaware corporation (the "Company"), and the undersigned holder ("Holder").

WITNESSETH:

WHEREAS, the Company has previously sold Holder 2,909,091 shares of common stock, $0.001 par value per share of the Company (together with all other shares of Company  common  stock  currently  owned  or  hereinafter  acquired  by  Holder,  the "Shares"), pursuant to that certain Subscription Agreement (the "Share Purchase Agreement"), dated effective June 14, 2013; and

WHEREAS, the Company desires to grant to Holder certain registration rights in connection with the resale of the Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE
Shelf Registration

SECTION 1.1 Shelf Registration. The Company shall:

(a)       cause to be filed a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") with the United States Securities and Exchange Commission (the "Commission"), as soon as possible, but in no event later than ninety (90) days after the date hereof, which Shelf Registration Statement shall provide for the resale of all Shares of Holder;

(b)       use its best efforts to cause the Shelf Registration Statement to be declared effective by the Commission within one-hundred eighty (180) days after the date hereof; and

(c)       use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for the resale of all Shares of Holder, and to ensure that it conforms in all material respects with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, during the remaining term of this Agreement.

SECTION 1.2  Provision  of Information. In connection with the Shelf Registration Statement, Holder shall furnish to the Company such information as the Company may reasonably  request  for  use  in  connection  with  the  Shelf  Registration  Statement  or

Registration Rights Agreement - Page 1

prospectus or preliminary prospectus included therein.  Holder agrees to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by Holder not materially misleading.

SECTION 1.3  Suspension.   Notwithstanding anything to the contrary and subject to the limitations set forth in this Section 1.3, at any time after the effectiveness of the Shelf Registration Statement, the Company shall be entitled to suspend its obligation to file any amendment to the Shelf Registration Statement, furnish any supplement or amendment to a prospectus included in the Shelf Registration Statement, make any other filing with the Commission, cause the Shelf Registration Statement to remain effective or take any similar action (collectively, "Registration Actions") upon (a) the issuance by the Commission of a stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (b) the occurrence of any event or the existence of any fact as a result of which the Shelf Registration Statement would or shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the occurrence or existence of any corporate development that, in the reasonable judgment of the Company, would have a material adverse effect on the business or operations of the Company. Upon the occurrence of any of the conditions described in clause (a), (b) or (c) above, the Company shall give prompt written notice thereof (a "Suspension Notice") to Holder. Upon the termination of such condition, the Company shall give prompt written notice thereof to Holder  and shall as promptly as practicable proceed with  all Registration Actions that were  suspended pursuant to this  Section 1.3.   The  Company may only suspend Registration  Actions  pursuant  to  the  preceding paragraph  for  one  or  more periods (each, a "Suspension Period") not to exceed, in the aggregate, thirty (30) days in any in any six (6) month period, during which no Penalty (as defined in Section 1.4) shall be payable.  Each Suspension Period shall be deemed to begin on the date of the relevant Suspension Notice is given to Holder and shall be deemed to end on the earlier to occur of (1) the date on which the Company gives Holder a written notice that the Suspension Period has terminated and (2) the date on which the number of days during which a Suspension Period has been in effect exceeds, in the aggregate, thirty (30) days in any six (6) month period.

SECTION 1.4  Penalty.  Subject to the Company's ability to declare Suspension Periods in  accordance  with  Section  1.3  with  respect  to  clause  (c)  below,  if  (a)  the  Shelf Registration Statement is not filed with the Commission within one-hundred twenty (120) days after the date hereof, (b) the Shelf Registration Statement has not been declared effective by the Commission within two-hundred ten (210) days after the date hereof, or (c) the Shelf Registration Statement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose (each such event referred to in clauses (a) through (c), a "Registration Default"; provided, however, that in the case of clause (c), such Registration Default shall be deemed not to have occurred and be continuing if such Registration Default is succeeded promptly by a post-effective amendment to the Shelf Registration Statement that cures such failure and that is itself declared effective within thirty (30) days; and provided, further, that in the case of clause

Registration Rights Agreement - Page 2

(c), if such Registration Default occurs for a continuous period in excess of thirty (30) days of such Registration Default, the Penalty shall be payable in accordance with this Section 1.4 from the day such Registration Default occurs until such Registration Default is cured), the Company hereby agrees to pay to Holder a penalty (the "Penalty") in an amount equal to $16,000 per month for the period of occurrence of the Registration Default  until such  time as  no Registration Default is  in effect, which  amount shall increase by $8,000 per month for each subsequent 90-day period during which such Registration  Default continues.   Following the cure of  all Registration  Defaults, the Penalty will cease to accrue from the date of such cure; provided, however, that, if after the date on which such Penalty ceases to accrue, a different Registration Default occurs, the Penalty may again commence accruing pursuant to the foregoing provisions.

SECTION 1.5  Selection  of  Underwriter.    If  any  of  the  Shares  are  sold  in  an underwritten offering under the Shelf Registration Statement, Holder shall have the right to designate the lead managing underwriter or underwriters to manage the underwritten offering, provided that such underwriter or underwriters is or are reasonably acceptable to the Company, which approval by the Company shall not be unreasonably withheld or delayed.

ARTICLE TWO
Demand Registration

SECTION 2.1  Demand  Right.    In  addition  to  and  not  in  limitation  of  the  rights provided to Holder under Article One and Article Three, at any time, Holder may demand registration of one hundred percent (100%) of the Shares, or any portion thereof, and the Company shall use its best efforts to effect the requested registration of such Shares as promptly as practicable.

(a)       Holder may require the Company to register under the Securities Act all or any portion of the Shares held by Holder for sale in the manner specified in such notice (the "Registration Request"), and the Company shall use its best efforts to effect the requested registration of such Shares as promptly as practicable;

(b)       if the Company is a registrant entitled to use Form S-3 or any successor form thereto, Holder may issue unlimited Registration Requests requiring the Company to register any or all of the Shares on Form S-3 or any successor form thereto (which may, at Holder's  request, be shelf registrations pursuant to Rule 415 promulgated under the Securities Act), and the Company shall use its best efforts  to  effect  the  requested  registration  of  such  Shares  as  promptly  as practicable; and

(c)       for the avoidance of doubt, Holder may include in its Registration Request any or all shares of Company common stock owned by Holder at the time of the Registration Request.

Registration Rights Agreement - Page 3

SECTION 2.2
Limitations and Exceptions.

(a)       If, within two business days of receipt of a Registration Request, Holder is advised in writing by a managing underwriter (the "Underwriter's  Opinion") that the Company has in good faith commenced the preparation of a registration statement for an underwritten public offering (in which Holder has been or will be permitted  to  include  all  of  the Shares)  prior  to  receipt  of  such  Registration Request and the managing underwriter of the proposed offering has determined that in such firm's good faith opinion, a registration at the time and on the terms requested (a "Demand Registration") would materially and adversely affect such underwritten public offering, then the Company shall not be required to effect such Demand Registration until the earliest of:

(i)        the  abandonment  of  such  underwritten  public  offering  by  the Company,

(ii)       60  days  after  receipt of  the  Underwriter's  Opinion  by  Holder, unless the registration statement for such offering has become effective and such offering has commenced on or prior to such 60th day, or

(iii)     the date on which the registration statement for such offering has become effective and such offering has commenced; provided, however, that the Company shall not be permitted to defer a Demand Registration in reliance on this Section 2.2(a) more than once.

(b)       If Holder is advised in writing by an executive officer of the Company that, while a Demand Registration is pending, the Company has determined, upon reasonable advice from its legal counsel, that the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential and the disclosure of which the Company determines reasonably and in good faith would have a material adverse effect on the Company, the Company shall not be required to effect such registration until the earlier of (i) the date upon which such material information is otherwise disclosed to the public or ceases to be material and (ii) 60 days after the Company makes such determination.  The Company shall not be permitted to defer a Demand Registration in reliance on this Section 2.2(b) more than once.

(c)       The Company shall not be obligated to file a Demand Registration:

(i)        within a period of 60 calendar days after the effective date of any other Demand Registration requested by Holder, or

(ii)       on a total of more than four (4) occasions, including no more than two  (2)  occasions  in  any  one  12-month  period  (other  than  requests pursuant to Section 2.1(b), which are unlimited in number and timing).

Registration Rights Agreement - Page 4

SECTION 2.3  Compliance with Registration Request.   Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 2.2(c)):

(a)       unless and until the registration statement filed in connection therewith has become  effective  and  remains  effective  until  the  earlier  to  occur  of  (i)  all registered Shares having been sold or (ii) the first anniversary of the effectiveness of such registration statement,

(b)       if  after  such  registration  statement  has  become effective,  it  becomes subject to any stop order, or there is issued an injunction or other order or decree of the Commission or other governmental agency or court for any reason other than a material misrepresentation or omission by Holder, which injunction, order or decree prohibits or otherwise materially and adversely affects the offer and sale of the Shares so registered prior to the completion of the distribution thereof in accordance with the plan of distribution set forth in the registration statement,

(c)      if the conditions to closing specified in the purchase agreement or underwriting  agreement entered into  in  connection with  such Demand Registration are not satisfied by reason of some act, misrepresentation or omission by the Company and are not waived by the purchasers or underwriters, or

(d)       if Holder has notified the Company that it is withdrawing its Registration Request prior to the effectiveness of such registration.

SECTION 2.4  Notice to Other Holders.  Promptly (and in any event within ten (10) days) upon the receipt of a Registration Request, the Company may notify all holders of Company common stock who have registration rights, other than Holder, and, subject to Section 2.6 hereof, may include in the applicable Demand Registration registrable shares of common stock of the Company owned by all such other holders responding to such notice within twenty (20) days on the same basis as the Shares owned by Holder.

SECTION 2.5  Selection of Underwriter.  In the event that any Demand Registration shall involve, in whole or in part, an underwritten offering, Holder shall have the right to designate the lead managing underwriter or underwriters to manage the underwritten offering, provided that such underwriter or underwriters is or are reasonably acceptable to the Company, which approval by the Company shall not be unreasonably withheld or delayed.

SECTION 2.6  Additional Securities.  The Company shall have the right to cause the registration of additional securities for sale for the account of any person (including the Company or any other holder of Company common stock timely responding to the notice as set forth in Section 2.4) in any Demand Registration  only to the extent the managing underwriter for such offering advises Holder in writing that inclusion of the additional securities proposed to be sold will not materially and adversely affect the offering or sale of the Shares to be registered in accordance with the intended method or methods of disposition then contemplated by such Demand Registration. For the avoidance of doubt,

Registration Rights Agreement - Page 5

in the event that the managing underwriter advises Holder or the Company that the offering or sale of the Shares pursuant to the Demand Registration would be materially and adversely affected by inclusion of all or any portion of such additional shares of other persons, the shares to be included in the registration shall first include the Shares owned by Holder and only then, if in the opinion of the managing underwriter additional shares may be registered without materially and adversely affecting the Demand Registration, shall also include the number of shares of such other persons that in the opinion of the managing  underwriter  may  be  included  in  the  registration  without  materially  and adversely affecting the Demand Registration.

ARTICLE THREE
Piggyback Registration

SECTION 3.1  Piggyback Registration Rights Available.  The Company agrees to provide Holder with respect to the Shares and any other shares of common stock issued or issuable at any time or from time to time upon a stock split, stock dividend, recapitalization or other similar event involving the Company, piggyback registration rights subject to the provisions of this Agreement (the piggyback registration right is referred to herein as the "Piggyback Right" and, together with the demand registration right pursuant to Article Two and the right to shelf registration pursuant to Article One, is referred to herein as the "Registration Right").

SECTION 3.2 Piggyback Registration. With respect to Holder's Piggyback Right pursuant to Section 3.1, the parties agree that each time the Company proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to the Company's employees or in connection with an acquisition, merger or similar transaction) under the Securities Act, in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, the Company will give prompt written notice to Holder of its intention to file a registration statement and will offer to include in such registration statement, such number of Shares with respect to which the Company has received written request for inclusion therein from Holder within twenty (20) days after the receipt of notice from the Company. The Company will use its best efforts to cause all such Shares as requested by Holder to be included in the registration on the same terms and conditions as the securities otherwise being sold in the registration. Provided, that if in the reasonable, good faith written opinion of the managing underwriter the total amount of such shares to be so registered will exceed the maximum amount of the Company's securities which can be effectively marketed: (i) at a price reasonably related to the then current market value of such securities; or (ii) without otherwise materially and adversely affecting the entire offering; or the total amount of such securities to be registered may jeopardize the Company's ability to gain effectiveness of such registration statement, then the Company shall be entitled to reduce the number of Shares subject to the Piggyback Right as set forth in this Section 3.2, in the reasonable discretion of the managing underwriter. In the event of such a reduction, such reduction shall proportionately reduce all shares of common stock which may be registered on behalf of each holder other than any holder that had a demand right with respect to such registration.This Section is not applicable to a registration statement filed by the

Registration Rights Agreement - Page 6

Company on Forms S-4 or S-8 or any successor forms. For the avoidance of doubt, there is no limitation on the number of Piggyback Rights, and no registration pursuant to a Piggyback Right shall relieve the Company of its obligations to effect registrations pursuant to Article One or Article Two.

ARTICLE FOUR
Registration Procedures

SECTION 4.1 Registration  Procedure.  With respect to the Registration Right, the following provisions shall apply:

(a)       Holder shall be obligated to furnish to the Company and the underwriters (if any) such information regarding the Shares and the proposed manner of distribution of the Shares as the Company and the underwriters (if any) may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein and shall otherwise reasonably  cooperate  with  the  Company  and  the  underwriters  (if  any)  in connection with such registration, qualification or compliance.  Notwithstanding the foregoing, Holder shall not be required to make any representations or warranties in connection with any registration other than representations and warranties as to (i) Holder's ownership of the Shares to be sold or transferred free and clear of all liens, claims and encumbrances, (ii) Holder's power and authority to effect such transfer and (iii) such matters pertaining to Holder's  compliance with securities laws as may be reasonably requested.   Further, any obligation of Holder to indemnify pursuant to any underwriting arrangements shall be several, not joint and several, among such persons selling Company securities in the offering, and the liability of Holder will be limited to the net amount received by Holder from the sale of its Shares pursuant to such registration and shall only apply to claims arising out of or based on an untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof.

(b)       With  a  view  to  making  available  the  benefits  of  certain  rules  and regulations of the Commission which may at any time permit the sale of the Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to:

(i)            Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date of effectiveness of the Company's first registration statement under the Securities Act (the "First Effective Date");

(ii)           File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") (at all times during which the Company is subject to such reporting requirements, if ever); and

Registration Rights Agreement - Page 7

(iii)      furnish  to  Holder  upon  request  (A)  a  written  statement  by  the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the First Effective  Date), and of the Securities  Act and the Exchange Act (at any time after it has become subject  to  such  reporting  requirements),  (B)  a copy  of  the  most  recent annual or quarterly report of the Company, (C) such other reports and documents  of the Company and other information  in the possession  of or reasonably  obtainable  by the Company as Holder may reasonably  request in availing  itself of any  rule or  regulation  of the  Commission  allowing Holder to sell any such securities without registration,  and (D) such other cooperation reasonably necessary for Holder to complete and file any information  reporting forms required by the Commission as a condition to the availability of Rule 144.

(c)        The   Company   agrees   that   it  will   promptly   furnish   to  Holder   such prospectuses, offering circulars or other documents incident to any registration, qualification  or compliance referred to herein.

(d)       Holder  shall be entitled to withdraw  any request for registration  pursuant to Article Two or Article Three at any time by written notice to the Company.

(e)        Except  for any sales  commissions  applicable  to the  Shares  that  may  be paid by Holder, all expenses of any registrations  permitted or required pursuant to this  Agreement  and  of  all other  offerings  by the  Company  (including,  but  not limited to, attorney  and accountant fees, the expenses of any qualifications  under the blue sky or other state securities laws (as may be determined  by the Company in its reasonable discretion) and compliance with governmental requirements of preparing   and  filing   any  post-effective   amendments   required  for  the  lawful distribution  of the securities  to the public in connection with such registration, of supplying prospectuses,  offering circulars or other documents)  will be paid by the Company.     In  connection   with  each  registration   under  this  Agreement,   the Company will pay the reasonable attorney fees of one legal counsel representing, and selected in the sole discretion of, Holder.

(f)        The  Registration  Rights  under this  Agreement,  subject  to the terms  and conditions  hereof, shall be available to any subsequent  holder of all or a portion of the  Shares  owned  by  Holder;  provided  that  any  decisions  to  be  made  by  the holders of the Shares shall be made by holders of a majority of the Shares.  Each subsequent holder entitled to the Registration Right under this Agreement  shall be bound by the terms and subject to the obligations  of this Agreement as though it were an original signatory hereto.

Registration Rights Agreement - Page 8

SECTION 4.2  Preparation and Filing.  If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to effect the registration of any Shares, the Company shall, as expeditiously as practicable:

(a)       use its best efforts to cause a registration statement that registers such Shares to become and remain effective for a period of one year (or the term of the Agreement in the case of the Shelf Registration Statement) or until all of such Shares have been disposed of (if earlier);

(b)       furnish  to  Holder for Holder's  review and comment, at  least ten  (10) business days before filing the same with the Commission, a copy of any registration  statement  that  registers  such  Shares  or  any  related  filing,  any prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, and all such other documents proposed to be filed with the Commission (it being understood that such ten-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to Holder in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances), promptly furnish to Holder copies of all such documents as filed with the Commission, and notify Holder when the same become effective;

(c)       prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of one year  (or  the  term  of  the  Agreement  in  the  case  of  the  Shelf  Registration Statement) or until all of such Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Shares;

(d)       notify Holder in writing of the receipt by the Company of any notification with respect to (i) any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus  or  any  amendment  or  supplement  thereto   or  the  initiation  or threatening of any proceeding for that purpose and (iii) the suspension of the qualification of such Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

(e)      use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions as Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable Holder to consummate the disposition in such jurisdictions of the Shares owned by Holder; provided, however, that the Company will not be required to qualify generally to do business, subject itself to general taxation or

Registration Rights Agreement - Page 9

consent  to  general  service  of  process  in  any  jurisdiction  where  it  would  not otherwise  be required to do so but for this subsection (e);

(f)         furnish to Holder such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, and any amendments thereto, in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the public sale or other disposition of such Shares;

(g)       without limiting subsection (e) above, use its best efforts to cause such Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Holder to consummate the disposition of such Shares;

(h)        notify Holder on a timely basis at any time when a prospectus relating to such Shares or any document related thereto includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of Holder prepare and furnish to Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)         make available upon reasonable notice and during normal business hours, for inspection by Holder, any prospective purchaser of the Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by Holder, a prospective purchaser or the underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their affiliates or (iv) such disclosure is required to be made under applicable law;

Registration Rights Agreement - Page 10

(j)       use  its  best  efforts  to  obtain  from  its  independent  certified  public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

(k)       use its best efforts to obtain from its counsel an opinion or opinions in customary form;

(I)       enter into such agreements, make such representations and warranties (and reasonably promptly update such representations and warranties if any cease to be true and correct in any material respect), provide such officer certificates, and take all  such  other  actions  to  expedite or  facilitate  the  disposition  of  the  Shares pursuant to any registration statement contemplated under this Agreement;

(m)      provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Shares;

(n)       promptly issue to any underwriter or other purchaser to which Holder may sell such Shares in such offering certificates evidencing such Shares;

(o)       use  its  best efforts to have such Shares listed on a national securities exchange;

(p)       if requested by Holder, use its best efforts to cause the Shares to be rated with appropriate rating agencies;

(q)       use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements covering a period of twelve (12) months beginning within three (3) months after the effective date of the subject registration statement; and

(r)        otherwise use its best efforts to take all other steps necessary to effect the registration and sale of such Shares contemplated hereby.

Upon receipt of any notice from the Company of any event of the kind described in Section 4.2(h), Holder shall forthwith discontinue disposition of the Shares pursuant to the registration statement covering such Shares until Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.2(h).  In the event that the Company shall give such notice as described in Section 4.2(h), the time period regarding the required effectiveness of such registration statement shall be extended by the number of days during the period from and including the date of giving of such notice to and including the date when Holder receives copies of the supplemented or amended prospectus contemplated by Section 4.2(h).

SECTION 4.3 Restrictions on Sale.  Holder shall not be subject to any lock-up or similar sale, assignment or transfer restrictions relating to any of its Shares other than in the  event  of  a  public  offering,  Holder  shall  agree  to  abide  by  customary  lock-up

Registration Rights Agreement - Page 11

provisions, subject to customary exceptions and not to exceed one-hundred eighty (180) days, reasonably required by the managing underwriter in such offering.

ARTICLE FIVE
Indemnification

SECTION 5.1  Indemnification by the Company.  In connection with any registration of the securities of the Company under the Securities Act, the Company agrees to (a) indemnify and hold harmless Holder, its officers, directors, employees, members, partners, advisors, agents, and representatives and their respective affiliates, each underwriter, broker or any other person acting on behalf of Holder and each other person or entity, if any, who controls any of the foregoing persons or entities within the meaning of the Securities Act, against any and all claims, actions, demands, losses, settlements, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, joint or several, including interest, penalties and attorneys' fees (collectively, "Claims"), to which any of the foregoing persons or entities may become subject under the Securities Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Holder's Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or otherwise filed with the Commission or any related document filed with the Commission, or, in any case, any amendment or supplement thereto, or in any information conveyed by the Company to any purchaser at the time of the sale to such purchaser, (ii) any omission or alleged omission to state therein or thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, (iii) any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company or relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and (b) reimburse the foregoing persons or entities for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such Claim (or action or proceeding in respect thereof); provided that the Company shall not be liable in any such case to the extent that any such Claim (or action or proceeding in respect thereof) arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holder or any such other indemnified person or entity and shall survive the transfer of the Shares by Holder.

Registration Rights Agreement - Page 12

SECTION 5.2  Indemnification by Holder.  The Company may require, as a condition to including the Shares in any registration statement filed pursuant to this Agreement, that the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company, within the meaning of the Securities Act, for any Claims arising out of or based on any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance on and in conformity with written information furnished to the Company through an instrument duly executed by Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Notwithstanding the foregoing, (a) the maximum liability hereunder which Holder shall be required to suffer shall be limited to the net proceeds from the offering received by Holder, (b) the liability of Holder shall be several and not joint with any other holder of Company securities offered in the offering, and (c) Holder shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Shares by Holder.

SECTION 5.3 Notices of Claims, etc.  Reasonably promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a Claim referred to in this Article Five, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give reasonably prompt written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article Five, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice.The indemnified party shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid by the indemnifying party. The indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such indemnified party, which firm shall be designated by the indemnified party. The indemnifying party shall be liable for any settlement of any such action or proceeding effected with the indemnifying party's prior consent, which consent shall not be withheld unreasonably, and the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any Claim by reason of any settlement of any action effected with the consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party,

Registration Rights Agreement - Page 13

consent to entry of any judgment or enter into any settlement; provided that the written consent of the indemnified party shall not be required if the judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party  of  a complete release from all liability in  respect of such  Claim, imposes only monetary obligations, and does not result in any adjustments that may adversely impact the taxes of the indemnified party for which indemnification is not provided.

SECTION 5.4  Contribution.  If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Claim referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations.   The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.   The  parties agree that  it would not  be just and equitable  if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty or liable of fraudulent misrepresentation (within the meaning of Section ll(f) ofthe  Securities Act) shall be entitled to contribution from any person who was not guilty or liable of such fraudulent misrepresentation.  For the avoidance of doubt, the maximum liability under this Section 5.4 which Holder shall be required to suffer shall be limited to the net proceeds from the offering received by Holder.

SECTION 5.5  Indemnification  Payments.  The  indemnification  required  by  this Article Five shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

ARTICLE SIX
Miscellaneous

SECTION 6.1  Consent  to  Amendments.    Except  as  otherwise  expressly  provided herein, the provisions of this Agreement may be amended or waived only by the written agreement of the Company and Holder, and shall be effective only to the extent specifically set forth in such writing.

SECTION 6.2 Term of the Agreement.  This Agreement shall terminate with respect to Holder when Holder no longer owns any shares of common stock of the Company.

Registration Rights Agreement - Page 14

SECTION 6.3  Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto are transferable and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, but only if so expressed in writing.

SECTION 6.4  Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

SECTION 6.5  Delays or Omissions.  No failure to exercise or delay in the exercise of any right, power or remedy accruing to Holder on any breach or default of the Company under this Agreement shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default.

SECTION 6.6  Remedies Cumulative.  All remedies under this Agreement, or by law or otherwise afforded to any party hereto shall be cumulative and not alternative.

SECTION 6.7  Descriptive  Headings  and  Gender.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.   Unless clearly denoted otherwise, any reference to Articles or Sections contained  herein  shall  be  to  the  Articles  or  Sections  of  this  Agreement.    In  this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

SECTION 6.8  Notices.  Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, to the following addresses, and shall be deemed to have been received on the day of personal delivery or within three business days after deposit in the mail, postage prepaid:

If to the Company, to:

Principal Solar, Inc.
2700 Fairmount
Dallas, Texas 75201

If to Holder, to:

Steuben Investment Company II, L.P.
1900 North Akard Street
Dallas, Texas 75201
Attention: David Hernandez

SECTION 6.9  Governing Law.   The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in that State.  The parties hereby irrevocably submit to the jurisdiction of any Texas State court or United States Federal court sitting in Dallas

Registration Rights Agreement - Page 15

County over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court.  The parties further waive any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The parties further agree that any action or proceeding brought against the other party hereto shall be brought only in Texas State or United States Federal courts sitting in Dallas County. THE PARTIES AGREE TO WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

SECTION 6.10  Final Agreement.  This Agreement, together with the Share Purchase Agreement and such other documents expressly referred to herein, constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

SECTION 6.11  Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

SECTION 6.12  Effect  of  Facsimile and  Photocopied  Signatures.  A  copy  of  this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

SECTION 6.13  Limitations  on  Registration of  Other Securities;  Representation. The Company (a) represents and warrants that prior to the execution of this Agreement the Company has not entered into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to Holder hereunder, and (b) covenants that from and after the date of this Agreement, the Company shall not, without the prior written consent of Holder, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to Holder hereunder.

SECTION 6.14  No  Inconsistent  Agreements.    The  Company  (a)  represents  and warrants that prior to the execution of this Agreement the Company has not entered into any agreement with respect to its securities that is inconsistent with, or that would otherwise conflict with or interfere with the performance of, in any material respect, the rights granted to Holder in this Agreement, and (b) covenants that from and after the date of this Agreement, the Company shall not enter into any agreement with respect to its securities that is inconsistent with, or that would otherwise conflict with or interfere with the  performance  of,  in  any  material  respect,  the  rights  granted  to  Holder  in  this Agreement.

Registration Rights Agreement - Page 16

[Remainder of page left intentionally blank. Signature page follows.]

Registration Rights Agreement - Page 17

The parties hereto have executed this Agreement as of the date first set forth above.

COMPANY:

Principal Solar, Inc.

By: /s/ Michael Gorton
Its: CEO
Printed Name: Michael Gorton

HOLDER:

Steuben Investment Company II, L.P.

By:  RLH Management,  Inc.

By: /s/ Elizabeth A. Lund
       Elizabeth A. Lund
       Vice President

By:  Steuben Co-GP, Inc.

By: /s/ Elizabeth A. Lund
       Elizabeth A. Lund
       Senior Vice President

Signature Page to Registration Rights Agreement